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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our reports dated May 22, 1998 included in this Form 10-K for the year ended March 31, 1998 into the Company's previously filed Registration Statement File No. 333-55811.

                                          Arthur Andersen LLP

Boston, Massachusetts

June 29, 1998